SOUTHWESTERN ENERGY COMPANY

INCENTIVE STOCK OPTION

(Not Transferable)

THIS CERTIFIES, that SOUTHWESTERN ENERGY COMPANY, an Arkansas corporation (the "Company"), has, as of the ___ day of _____________, 200___, granted to _____________ ("Participant"), an Incentive Stock Option to purchase _____ shares (the "Optioned Shares") of the Company's Common Stock ($.10 par value) ("Company Stock") on the terms and conditions of the SOUTHWESTERN ENERGY COMPANY 2004 STOCK INCENTIVE PLAN, as may be amended from time to time (the "Plan").

This Incentive Stock Option is granted under and pursuant to the Plan and is subject to the conditions and limitations set forth in the Plan as the same may be amended from time to time.  All of the terms and provisions of the Plan, as amended from time to time, are incorporated herein by reference and nothing herein contained shall be deemed to vary or be given effect as modifying the terms of the Plan.

This Incentive Stock Option shall be exercisable only in accordance with the provisions of this Certificate and the Plan. This Incentive Stock Option is not transferable except by will or the laws of descent and distribution.

The exercise price of the Optioned Shares shall be $____ per share.

This Incentive Stock Option shall be exercisable in whole or in part; provided, that no partial exercise shall be for an aggregate exercise price of less than $1,000.  The partial exercise of this Incentive Stock Option shall not cause the expiration, termination or cancellation of the remaining portion hereof.

This Incentive Stock Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise.  Such notice shall be accompanied by this Certificate, shall specify the number of Optioned Shares with respect to which this Incentive Stock Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant.  The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

Payment for Optioned Shares purchased upon the exercise of an Option shall be made on the effective date of such exercise in accordance with the terms of the Plan.

THIS INCENTIVE STOCK OPTION SHALL FIRST BECOME EXERCISABLE WITH RESPECT TO THE FOLLOWING PERCENTAGE OF THE TOTAL SHARES SUBJECT HERETO ON THE FOLLOWING DATES:

Percentage of Total Shares	First Date on Which Such Percentage of Total Shares Becomes Exercisable

PROVIDED, HOWEVER, UPON THE OCCURRENCE OF A CHANGE IN CONTROL, IF AND TO THE EXTENT IT STILL IS OUTSTANDING, THIS INCENTIVE STOCK OPTION SHALL BECOME FULLY AND IMMEDIATELY EXERCISABLE AND SHALL REMAIN EXERCISABLE UNTIL ITS EXPIRATION, TERMINATION OR CANCELLATION PURSUANT TO THE TERMS OF THE PLAN.

NOTWITHSTANDING ANYTHING CONTRARY IN THE PLAN, IF A PARTICIPANT'S EMPLOYMENT OR SERVICE WITH THE COMPANY HAS NOT BEEN TERMINATED FOR CAUSE, IN THE EVENT OF THE DEATH, DISABILITY (AS DEFINED IN THE PLAN) OR RETIREMENT AFTER AGE 65 (DEFINED BELOW) OF THE PARTICIPANT, THEN THE INCENTIVE STOCK OPTION SHALL BECOME FULLY AND IMMEDIATELY EXERCISABLE AS OF THE ACTUAL DATE OF DEATH, DISABILITY OR RETIREMENT AFTER AGE 65 AND SHALL REMAIN EXERCISABLE FOR THE REMAINDER OF ITS ORIGINAL TERM SUBJECT TO THE PROVISIONS OF THE PLAN AND THIS AGREEMENT.  FOR PURPOSES OF THIS AGREEMENT, THE TERM "RETIREMENT AFTER AGE 65" SHALL MEAN THE TERMINATION OF EMPLOYMENT OF A PARTICIPANT WITH THE COMPANY FOR REASONS OTHER THAN CAUSE ON OR AFTER THE FIRST DATE ON WHICH THE PARTICIPANT HAS BOTH ATTAINED AGE 65 AND COMPLETED FIVE (5) YEARS OF SERVICE WITH THE COMPANY.

THIS INCENTIVE STOCK OPTION SHALL EXPIRE AND BE VOID AND SHALL NOT BE EXERCISABLE AFTER THE EXPIRATION OF SEVEN (7) YEARS FROM THE DATE AS OF WHICH IT WAS GRANTED AND MAY BE EXERCISED ONLY IN THE MANNER PROVIDED IN THE PLAN.  THIS INCENTIVE STOCK OPTION SHALL BE SUBJECT TO EARLIER TERMINATION, EXPIRATION OR CANCELLATION AS PROVIDED IN THE PLAN.

By accepting this Certificate, the Participant agrees to all of the terms and conditions of the Plan as the same may be amended from time to time, and acknowledges that the Participant may review a complete copy of the Plan, which is on file in the office of the Secretary of Southwestern Energy Company, 2350 North Sam Houston Parkway East, Suite 300, Houston, Texas  77032.

IN WITNESS WHEREOF, the Company has issued this Incentive Stock Option Certificate by its undersigned duly authorized officer as of the ____ day of ____________, 200__.

        SOUTHWESTERN ENERGY COMPANY

ATTEST:   (Seal)

                           By:_______________________________

                Chairman and Chief Executive Officer

By:  ______________________________

________________________________

            (Participant)